                                                                    EXHIBIT 4.20



                          FIFTH SUPPLEMENTAL INDENTURE


         FIFTH SUPPLEMENTAL INDENTURE dated as of March 27, 2000 (this "SUPPLEMENTAL SENIOR SUBORDINATED NOTE INDENTURE") among P&L Coal Holdings Corporation, a Delaware corporation (the "Company"), each Senior Subordinated Note Guarantor (as defined in the Senior Subordinated Note Indenture referred to herein) and State Street Bank and Trust Company, as Senior Subordinated Note Trustee under the Senior Subordinated Note Indenture referred to below (the" SENIOR NOTE TRUSTEE").

                                   WITNESSETH

         WHEREAS, the Company has heretofore executed and delivered to the Senior Subordinated Note Trustee a Senior Subordinated Note Indenture dated as of May 18, 1998 (the "SENIOR SUBORDINATED NOTE INDENTURE") providing for the issuance of an aggregate principal amount of up to $650.0 million of 9-5/8% Senior Subordinated Notes due 2008 (the "Senior Subordinated Notes");

         WHEREAS, the Company desires to clarify the definition of "Lien" in
Section 1.01 of the Senior Subordinated Note Indenture;

         WHEREAS, Section 9.01 of the Senior Subordinated Note Indenture provides that the Company, the Senior Subordinated Note Guarantors and the Senior Subordinated Note Trustee may enter into a supplemental indenture, without the consent of any Holders, for the purpose of curing any ambiguity, defect or inconsistency or for the purpose of making any change that does not adversely affect the Holders of the Senior Subordinated Notes;

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the Senior subordinated Note Guarantors and the Senior Subordinated Note Trustee hereby agree as follows:

         1. Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Senior Subordinated Note Indenture.

         2. Amendment to Senior Subordinated Note Indenture. The definition of "Lien" in Section 1.01 of the Senior Subordinate
                  Note Indenture is hereby amended by inserting the following clause at the end thereof: ",but excluding any of the foregoing arising as a result of a sale, contribution, disposition or other transfer of accounts, chattel paper, payment intangibles, promissory notes and/or related assets otherwise permitted under the terms hereof'.

         3. NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTUE THIS SUPPLEMENTAL SENIOR SUBORDINATED NOTE INDENTURE BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.



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         4.       Counterparts. The parties may sign any number of copies of this supplemental Senior subordinated Note Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

         5. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

         6. The Senior Subordinated Note Trustee. The Senior Subordinated Note Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Senior subordinated Note Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Company and the Senior Subordinated Note Guarantors.





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         IN WITNESS WHEREOF, the parties have caused this Supplemental Senior
Subordinated Note Indenture to be duly executed as of the date and year first above written

                                 P&L COAL HOLDING CORPORATION

                                 By:    /s/  J. L. Klinger
                                      -----------------------------------------
                                 Name:  J. L. Klinger
                                 Title:  Vice President-Legal Services
                                 And Secretary

                                 STATE STREET BANK AND TRUST COMPANY,
                                 As Trustee

                                 By:  /s/ Philip G. Kane, Jr.
                                      -----------------------------------------
                                 Name:  Philip G. Kane, Jr.
                                 Title:  Vice President

                                 AFFINITY MINING COMPANY

                                 By:   /s/ J. C. Klingl
                                      -----------------------------------------
                                 Name:  J. C. Klingl
                                 Title:  Vice President

                                 ARID OPERATIONS INC.

                                 By:    /s/ Steven F. Schaab
                                      -----------------------------------------
                                 Name:  S. F. Schaab
                                 Title:  Vice President and Treasurer

                                 BIG SKY COAL COMPANY

                                 By:     /s/ J. C. Klingl
                                      -----------------------------------------
                                 Name:  J. C. Klingl
                                 Title:  Vice President

                                 BLACKROCK FIRST CAPITAL CORPORATION

                                 By:   /s/  J. C. Sevem
                                      -----------------------------------------
                                 Name:  J. C. Sevem
                                 Title:  Vice President

                                 BLUEGRASS COAL COMPANY

                                 By:     /s/  Steven F. Schaab
                                      -----------------------------------------
                                 Name:  S. F. Schaab
                                 Title:  Vice President and Treasurer



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                                 CABALLO COAL COMPANY

                                 By:     /s/  Steven F. Schaab
                                      -----------------------------------------
                                 Name:  S. F. Schaab
                                 Title:  Vice President and Treasurer

                                 CHARLES COAL COMPANY

                                 By:  /s/  J. C. Sevem
                                      -----------------------------------------
                                 Name:  J. C. Sevem
                                 Title:  Vice President

                                 COAL PROPERTIES CORP.

                                 By:     /s/  Steven F. Schaab
                                      -----------------------------------------
                                 Name:  S. F. Schaab
                                 Title:  Vice President and Treasurer


                                 COLONY BAY COAL COMPANY
                                 By:  Charles Coal Company

                                 By:   /s/  J. C. Sevem
                                      -----------------------------------------
                                 Name:  J. C. Sevem
                                 Title:  Vice President


                                 COOK MOUNTAIN COAL COMPANY

                                 By:     /s/  Steven F. Schaab
                                      -----------------------------------------
                                 Name:  S. F. Schaab
                                 Title:  Vice President and Treasurer

                                 COTTONWOOD LAND COMPANY

                                 By:     /s/  Steven F. Schaab
                                      -----------------------------------------
                                 Name:  S. F. Schaab
                                 Title:  Vice President and Treasurer

                                 DARIUS GOLD MINE, INC.

                                 By:     /s/  Steven F. Schaab
                                      -----------------------------------------
                                 Name:  S. F. Schaab
                                 Title:  Vice President and Treasurer

                                 EACC CAMPS, INC.

                                 By:  /s/ J. C. Sevem
                                      -----------------------------------------
                                 Name:  J. C. Sevem
                                 Title:  Vice President



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                                 EASTERN ASSOCIATED COAL CORP.

                                 By:     /s/  Steven F. Schaab
                                      -----------------------------------------
                                 Name:  S. F. Schaab
                                 Title:  Vice President

                                 EASTERN ROYALTY CORP.

                                 By:  /s/  J. C. Sevem
                                      -----------------------------------------
                                 Name:  J. C. Sevem
                                 Title:  Vice President

                                 GOLDFIELDS CHILE, S.A.

                                 By:     /s/  Steven F. Schaab
                                      -----------------------------------------
                                 Name:  S. F. Schaab
                                 Title:  Vice President

                                 GOLDFIELDS MINING  CORPORATION

                                 By:     /s/  Steven F. Schaab
                                      -----------------------------------------
                                 Name:  S. F. Schaab
                                 Title:  Vice President and Treasurer


                                 GOLDFIELDS OPERATING CO. - ORTIZ

                                 By:     /s/  Steven F. Schaab
                                      -----------------------------------------
                                 Name:  S. F. Schaab
                                 Title:  Vice President and Treasurer


                                 GRAND EAGLE MINING, INC.

                                 By:     /s/  Steven F. Schaab
                                      -----------------------------------------
                                 Name:  S. F. Schaab
                                 Title:  Vice President

                                 HAYDEN GULCH TERMINAL, INC.

                                 By:     /s/  Steven F. Schaab
                                      -----------------------------------------
                                 Name:  S. F. Schaab
                                 Title:  Vice President and Treasurer


                                 HIGHLAND MINING COMPANY

                                 By:  /s/  J. C. Klingl
                                      -----------------------------------------
                                 Name:  J. C. Klingl
                                 Title:  Vice President




                                 INDEPENDENCE MATERIAL HANDLING
                                 COMPANY

                                       5
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                                 By:     /s/  Steven F. Schaab
                                      -----------------------------------------
                                 Name:  S. F. Schaab
                                 Title:  Vice President and Treasurer


                                 INTERIOR HOLDING CORP.

                                 By:     /s/  Steven F. Schaab
                                      -----------------------------------------
                                 Name:  S. F. Schaab
                                 Title:  Vice President and Treasurer


                                 JAMES RIVER COAL TERMINAL COMPANY

                                 By:     /s/  Steven F. Schaab
                                      -----------------------------------------
                                 Name:  S. F. Schaab
                                 Title:  Vice President and Treasurer

                                 JUNIPER COAL COMPANY

                                 By:     /s/  Steven F. Schaab
                                      -----------------------------------------
                                 Name:  S. F. Schaab
                                 Title:  Vice President and Treasurer

                                 KAYENTA MOBILE HOME PARK, INC.

                                 By:  /s/  D. A. Wagner
                                      -----------------------------------------
                                 Name:  Doug Wagner
                                 Title:  President

                                 MARTINKA COAL COMPANY

                                 By:  /s/  J. C. Klingl
                                      -----------------------------------------
                                 Name:  J. C. Klingl
                                 Title:  Vice President

                                 MIDCO SUPPLY AND EQUIPMENT
                                 CORPORATION

                                 By:     /s/  Steven F. Schaab
                                      -----------------------------------------
                                 Name:  S. F. Schaab
                                 Title:  Vice President and Treasurer

                                 MOUNTAIN VIEW COAL COMPANY

                                 By:  /s/  J. C. Klingl
                                      -----------------------------------------
                                 Name:  J. C. Klingl
                                 Title:  Vice President



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                                 NORTH PAGE COAL CORP.

                                 By:  /s/  J. C. Sevem
                                      -----------------------------------------
                                 Name:  J. C. Sevem
                                 Title:  Vice President

                                 OHIO COUNTY COAL COMPANY

                                 By:     /s/  Steven F. Schaab
                                      -----------------------------------------
                                 Name:  S. F. Schaab
                                 Title:  Vice President and Treasurer

                                 PATRIOT COAL COMPANY L.P.
                                 By:  Bluegrass Coal Company

                                 By:     /s/  Steven F. Schaab
                                      -----------------------------------------
                                 Name:  S. F. Schaab
                                 Title:  Vice President and Treasurer

                                 PEABODY AMERICA, INC.

                                 By:  /s/  J. L. Klinger
                                      -----------------------------------------
                                 Name:  J. L. Klinger
                                 Title:  Vice President and Assistant Secretary

                                 PEABODY COALSALES COMPANY

                                 By: /s/ J. C. Sevem
                                     ------------------------------------------
                                 Name:  J. C. Sevem
                                 Title:  Secretary

                                 PEABODY COALTRADE, INC.

                                 By:     /s/  Steven F. Schaab
                                      -----------------------------------------
                                 Name:  S. F. Schaab
                                 Title:  Vice President and Treasurer

                                 PEABODY COAL COMPANY

                                 By:  /s/  J. C. Klingl
                                      -----------------------------------------
                                 Name:  J. C. Klingl
                                 Title:  Vice President
                                                                     `
                                 PEABODY DEVELOPMENT COMPANY

                                 By:     /s/  Steven F. Schaab
                                      -----------------------------------------
                                 Name:  S. F. Schaab
                                 Title:  Vice President and Treasurer

                                 PEABODY DEVELOPMENT LAND HOLDING, LLC

                                 By:     /s/  Steven F. Schaab
                                      -----------------------------------------
                                 Name:  S. F. Schaab
                                 Title:  Vice President and Treasurer

                                 PEABODY ENERGY SOLUTIONS, INC.




                                       7
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                                 By:     /s/  Steven F. Schaab
                                      -----------------------------------------
                                 Name:  S. F. Schaab
                                 Title:  Vice President and Treasurer

                                 PEABODY ENTERPRISES, INC. I

                                 By:     /s/  Steven F. Schaab
                                      -----------------------------------------
                                 Name:  S. F. Schaab
                                 Title:  Vice President

                                 PEABODY ENTERPRISES, INC. II

                                 By:     /s/  Steven F. Schaab
                                      -----------------------------------------
                                 Name:  S. F. Schaab
                                 Title:  Vice President

                                 PEABODY HOLDING COMPANY, INC.

                                 By:     /s/  Steven F. Schaab
                                      -----------------------------------------
                                 Name:  S. F. Schaab
                                 Title:  Vice President and Treasurer

                                 PEABODY NATURAL GAS, LLC

                                 By:     /s/  Steven F. Schaab
                                      -----------------------------------------
                                 Name:  S. F. Schaab
                                 Title:  Vice President and Treasurer

                                 PEABODY NATURAL RESOURCES COMPANY
                                 By:  Gold Fields Mining Corporation

                                 By:     /s/  Steven F. Schaab
                                      -----------------------------------------
                                 Name:  S. F. Schaab
                                 Title:  Vice President and Treasurer

                                 PEABODY SOUTHWESTERN COAL COMPANY

                                 By:     /s/  Steven F. Schaab
                                      -----------------------------------------
                                 Name:  S. F. Schaab
                                 Title:  Vice President and Assistant Treasurer

                                 PEABODY TERMINALS, INC.

                                 By:     /s/  Steven F. Schaab
                                      -----------------------------------------
                                 Name:  S. F. Schaab
                                 Title:  Vice President and Treasurer



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
                                 PEABODY VENEZUELA COAL CORP.

                                 By:     /s/  Steven F. Schaab
                                      -----------------------------------------
                                 Name:  S. F. Schaab
                                 Title:  Vice President and Treasurer

                                 PEABODY WESTERN COAL COMPANY

                                 By:  /s/ J. C. Klingl
                                      -----------------------------------------
                                 Name:  J. C. Klingl
                                 Title:  Vice President

                                 PINE RIDGE COAL COMPANY

                                 By:  /s/ J. C. Klingl
                                      -----------------------------------------
                                 Name:  J. C. Klingl
                                 Title:  Vice President

                                 PORCUPINE PRODUCTION, LLC

                                 By:     /s/  Steven F. Schaab
                                      -----------------------------------------
                                 Name:  S. F. Schaab
                                 Title:  Vice President and Treasurer

                                 PORCUPINE TRANSPORTATION, LLC

                                 By:     /s/  Steven F. Schaab
                                      -----------------------------------------
                                 Name:  S. F. Schaab
                                 Title:  Vice President and Treasurer

                                 POWDER RIVER COAL COMPANY

                                 By:     /s/  Steven F. Schaab
                                      -----------------------------------------
                                 Name:  S. F. Schaab
                                 Title:  Vice President and Treasurer

                                 RIO ESCONDIDO COAL CORP.

                                 By:     /s/  Steven F. Schaab
                                      -----------------------------------------
                                 Name:  S. F. Schaab
                                 Title:  Vice President and Treasurer

                                 SENECA COAL COMPANY

                                 By:  /s/  J. C. Klingl
                                      -----------------------------------------
                                 Name:  J. C. Klingl
                                 Title:  Vice President

                                 SENTRY MINING COMPANY

                                 By:     /s/  Steven F. Schaab
                                      -----------------------------------------
                                 Name:  S. F. Schaab
                                 Title:  Vice President and Treasurer



                                       9
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                                 SNOWBERRY LAND COMPANY

                                 By:     /s/  Steven F. Schaab
                                      -----------------------------------------
                                 Name:  S. F. Schaab
                                 Title:  Vice President and Treasurer

                                 STERLING SMOKELESS COAL COMPANY

                                 By:  /s/  J. C. Klingl
                                      -----------------------------------------
                                 Name:  J. C. Klingl
                                 Title:  Vice President

                                 THOROUGHBRED, L.L.C.
                                 By:  Peabody Holding Company, Inc.

                                 By:     /s/  Steven F. Schaab
                                      -----------------------------------------
                                 Name:  S. F. Schaab
                                 Title:  Vice President and Treasurer





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